Advisory Research International Small Cap Value Fund
Investor Class (ADVIX)
Class I (ADVLX)
A series of Investment Managers Series Trust

Supplement dated March 24, 2016,
To the Summary Prospectus dated March 1, 2016

Notice to Existing Shareholders of Advisory Research International Small Cap Value Fund (the “Fund”):

Effective March 31, 2016, Jonathan Brodsky no longer serves as a portfolio manager for the Fund. Drew Edwards and Marco P. Priani will continue as portfolio managers. Accordingly, all references to Mr. Brodsky are deleted in their entirety.

Please file this Supplement with your records.